Third-Quarter 2020 Results Overall Net Sales OVERALL ORGANIC SALES GROWTH $548M | 20.1% Proprietary Products Q3 2020 organic sales Q3 growth of 20.3%, led by sales of high-value 18.2% Diluted Earnings Per Share: $1.09 | 45% products, which grew double digits Adjusted Diluted Earnings Per Share: $1.15 | 46% “Third-quarter results were robust across the entire business, led by High-Value Products and Biologics. Additionally, we DD benefited from incremental sales related BIOLOGICS to the COVID-19 pandemic including components with treatments and supporting therapies as well as potential vaccines currently in clinical trials. I am GENERICS HSD proud of our team members for their relentless passion and sense of urgency to help our customers and the patients we jointly serve. Continued excellence in executing our market-led strategy and PHARMA MSD our global operations position us well for the remainder of the year and into 2021.” CONTRACT MANUFACTURING DD Eric M. Green President and Chief Executive Officer West Pharmaceutical Services, Inc. Abbreviations: LSD – low-single digit; MSD – mid-single digit; HSD – high-single digit; DD – double digit Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non- U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. 1 WST Q3 2020 Earnings

West Pharmaceutical Services, Inc. Third-Quarter 2020 Analyst Conference Call 9 a.m. Eastern Time, October 22, 2020 Eric M. Green Bernard J. Birkett President and Senior Vice President and Chief Executive Officer Chief Financial Officer A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com 877-930-8295 (U.S.) To participate on the call, please dial: 253-336-8738 (International) The conference ID is 7564183 An online archive of the broadcast will be available at 855-859-2056 (U.S.) the website three hours after the live call and will be 404-537-3406 (International) available through Thursday, October 29, 2020, by The conference ID is 7564183 dialing: These presentation materials are intended to accompany today’s press release announcing the Company’s results for the third quarter 2020 and management’s discussion of those results during today’s conference call. 2 WST Q3 2020 Earnings

Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo® is a registered trademark of Daikyo Seiko, Ltd. 3 WST Q3 2020 Earnings

We are in the business of helping our customers bring new medicines and treatments that improve the lives of patients. PASSION FOR CUSTOMERS LEADERSHIP IN QUALITY ONE WEST TEAM 4 WST Q3 2020 Earnings

COVID-19 has Introduced New Demands 1 Speed of development 2 Localization vs Globalization 3 Increased home treatment and diagnostics 5 WST Q3 2020 Earnings

West is Well Positioned for Growing Requirements Scientific & Technical Automation Digital Acceleration Expertise 6 WST Q3 2020 Earnings

Third-Quarter 2020 Results . Q3 2020 net sales of $548 million grew 20.1%; organic sales growth was 18.2% . Q3 2020 reported-diluted EPS of $1.09 increased 45%; adjusted- diluted EPS of $1.15 increased 46% . Company is raising full-year 2020 net sales guidance to a new range of between $2.10 billion and $2.11 billion and is raising full- year 2020 adjusted-diluted EPS guidance to a new range of between $4.50 and $4.55 (1) (1) Please refer to “Notes to Non-U.S. GAAP Financial Measures” on slides 16-20 and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release, for additional information regarding adjusted-diluted EPS. 7 WST Q3 2020 Earnings

Third-Quarter 2020 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended September 30 2020 2019 Reported Net Sales $548.0 $456.1 Gross Profit Margin 35.5% 32.4% Reported Operating Profit $99.2 $67.3 Adjusted Operating Profit (1) $103.9 $70.1 Reported Operating Profit Margin 18.1% 14.8% Adjusted Operating Profit Margin (1) 19.0% 15.4% Reported-Diluted EPS $1.09 $0.75 Adjusted-Diluted EPS (1) $1.15 $0.79 (1) “Adjusted Operating Profit,” “Adjusted Operating Profit Margin” and “Adjusted-Diluted EPS” are Non-U.S. GAAP financial measures. See slides 16-20 and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. 8 WST Q3 2020 Earnings

Third-Quarter 2020 Organic Sales Growth Q3 OVERALL ORGANIC SALES GROWTH Proprietary Products Q3 2020 organic sales growth of 20.3%, 18.2% led by sales of high-value products, which grew double digits CONTRACT BIOLOGICS GENERICS PHARMA MANUFACTURING Sales led by high-value products, Sales led by high-value Sales led by high-value products, Organic sales growth of including Flurotec® coated products, including including Flurotec®, Westar® and 11.7%, led by sales of components, Daikyo® and Flurotec® and Teflon® Envision® diagnostic and healthcare- Novapure® film-components, components components related injection devices Westar® components and Envision® components DD HSD MSD DD Abbreviations: LSD – low-single digit; MSD – mid-single digit; HSD – high-single digit; DD – double digit 9 WST Q3 2020 Earnings

Change in Consolidated Net Sales Third-quarter 2019 to 2020 ($ millions) 10 WST Q3 2020 Earnings

Gross Profit Update ($ millions) Three Months Ended September 30, 2020 2019 Proprietary Products Gross Profit $171.9 $131.8 Proprietary Products Gross Profit Margin 40.8% 38.2% Contract-Manufactured Products Gross Profit $22.7 $16.0 Contract-Manufactured Products Gross Profit Margin 17.9% 14.4% Consolidated Gross Profit $194.6 $147.8 Consolidated Gross Profit Margin 35.5% 32.4% 11 WST Q3 2020 Earnings

Cash Flow and Balance Sheet Metrics ($ millions) Cash Flow Items Financial Condition YTD YTD September 30, December 31, Q3 2020 Q3 2019 2020 2019 Depreciation and Amortization $80.6 $77.1 Cash and Cash Equivalents $519.4 $439.1 Operating Cash Flow $323.8 $260.8 Debt $255.7 $257.3 Capital Expenditures $116.7 $88.8 Equity $1,718.9 $1,573.2 Working Capital $790.6 $717.1 12 WST Q3 2020 Earnings

2020 Full-Year Guidance 2020 Full-Year Guidance (1,2) Consolidated Net Sales $2.10 - $2.11 billion Adjusted-Diluted EPS $4.50 - $4.55 (1) Please refer to “Notes to Non-U.S. GAAP Financial Measures” on slides 16-20 and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release, for additional information regarding adjusted-diluted EPS. (2) The adjusted-diluted EPS guidance range does not include potential tax benefits from stock-based compensation beyond those incurred in the first nine months of 2020. Any additional tax benefits associated with stock-based compensation received in 2020 would provide a positive adjustment to this guidance range. 13 WST Q3 2020 Earnings

Our Our WE People Purpose Slide RemainTitle Resolute in Our Commitment 14 | 2020 Annual Shareholders Meeting WST Q3 2020 Earnings

Eric M. Green Bernard J. Birkett Quintin Lai President and Senior Vice President and VP, Corporate Development, Chief Executive Officer Chief Financial Officer Strategy & Investor Relations Q & A 15 WST Q3 2020 Earnings

Notes to Non-U.S. GAAP Financial Measures For additional details, please see today’s press release & Safe Harbor Statement . For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. . Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. . We may also refer to financial results excluding the effects of unallocated items. . The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. . The non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. . A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. 16 WST Q3 2020 Earnings

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 3) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Operating Income tax Net Diluted Three months ended September 30, 2020 profit expense income EPS Reported (U.S. GAAP) $99.2 $21.1 $82.3 $1.09 Pension Settlement - 0.3 0.8 0.01 Restructuring and severance related charges 4.5 1.1 3.4 0.04 Amortization of Acquisition-related Intangible Assets 0.2 - 0.7 0.01 Adjusted (Non-U.S. GAAP) $103.9 $22.5 $87.2 $1.15 Operating Income tax Net Diluted Nine months ended September 30, 2020 profit expense income EPS Reported (U.S. GAAP) $290.8 $52.1 $247.8 $3.28 Pension Settlement - 0.8 2.6 0.03 Restructuring and severance related charges 6.7 1.7 5.0 0.06 Amortization of Acquisition-related Intangible Assets 0.4 0.1 2.9 0.04 Adjusted (Non-U.S. GAAP) $297.9 $54.7 $258.3 $3.41 17 WST Q3 2020 Earnings

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 3) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Operating Income tax Net Diluted Three months ended September 30, 2019 profit expense income EPS Reported (U.S. GAAP) $67.3 $10.9 $56.3 $0.75 Restructuring and related charges 1.8 0.4 1.4 0.01 Pension Settlement - 0.6 2.1 0.03 Argentina currency devaluation 1.0 0.3 0.7 0.01 Tax law changes - 1.0 (1.0) (0.01) Adjusted (Non-U.S. GAAP) $70.1 $13.2 $59.5 $0.79 Operating Income tax Net Diluted Nine months ended September 30, 2019 profit expense income EPS Reported (U.S. GAAP) $218.5 $42.5 $177.8 $2.36 Restructuring and related charges 3.8 0.9 2.9 0.03 Pension Settlement - 0.6 2.1 0.03 Argentina currency devaluation 1.0 0.3 0.7 0.01 Tax law changes - 1.0 (1.0) (0.01) Adjusted (Non-U.S. GAAP) $223.3 $45.3 $182.5 $2.42 18 WST Q3 2020 Earnings

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 3) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1) ($ millions) Three months ended September 30, 2020 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $421.5 $126.6 $(0.1) $548.0 Effect of acquisitions and/or divestitures - - - - Effect of changes in currency translation rates (6.3) (2.4) - (8.7) Organic net sales (Non-U.S. GAAP) (1) $415.2 $124.2 $(0.1) $539.3 Nine months ended September 30, 2020 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $1,194.5 $372.5 $(0.3) $1,566.7 Effect of acquisitions and/or divestitures (1.2) - - (1.2) Effect of changes in currency translation rates 10.7 - - 10.7 Organic net sales (Non-U.S. GAAP) (1) $1,204.0 $372.5 $(0.3) $1,576.2 (1) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. 19 WST Q3 2020 Earnings

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 3) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2019 Actual 2020 Guidance % Change Reported-diluted EPS (U.S. GAAP) $3.21 $4.36 to $4.41 35.8% to 37.4% Restructuring and severance related charges 0.04 0.06 - Gain on restructuring-related sales of assets (0.02) - - Pension settlement 0.04 0.03 Amortization of acquisition-related intangible assets - 0.05 Argentina devaluation 0.01 - - Tax recovery (0.04) - - Adjusted-diluted EPS (Non-U.S. GAAP) (1) $3.24 $4.50 to $4.55 38.9% to 40.4% (1) See “Full-year 2020 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding adjusted-diluted EPS. In 2019, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.14. We have opted not to forecast 2020 tax benefits from stock-based compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the First-Quarter, Second-Quarter and Third-Quarter 2020, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.07, $0.09, and $0.02, respectively. Any future tax benefits associated with stock-based compensation that we receive in 2020 would provide a positive adjustment to our full-year EPS guidance. 20 WST Q3 2020 Earnings